EXHIBIT 32

 Certification of Periodic Financial Report by the Chief Executive Officer and
  Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of
                                      2002

      Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Aura Systems, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 16, 2005                         /s/ Dennis Calvert
                                                ------------------
                                                Dennis Calvert
                                                Chief Executive Officer


Date: November 16, 2005                         /s/ Dennis Calvert
                                                ------------------
                                                Dennis Calvert
                                                Interim Chief Financial Officer


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